Exhibit 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PicoCELA Inc. (the “Company”) on Form 20-F for the fiscal year ended September 30, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Hideaki Horikiri, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2025

/s/ Hideaki Horikiri
Hideaki Horikiri
Chief Financial Officer (Principal Financial Officer)